                                                                   Exhibit 10.24


                                                                   July 15, 1999

Hilal Capital Management, LLC
60 East 42nd Street, Suite 1946
New York, New York  10165
Attention:  Dr. Peter K. Hilal

Gentlemen:

         Reference is made to the Term Loan Agreement dated as of April 30, 1998, as amended (the "Loan Agreement") among Visible Genetics Corp., Hilal Capital, LP, Hilal Capital QP, LP, Hilal Capital International, Ltd., Highbridge International LLC, Hilal Capital Management LLC, as advisor for Leo Holdings, Inc., and C.J. Partners L.P.

         All capitalized terms used in this letter which are not defined in this letter and which are defined in the Loan Agreement shall have the same meaning in this letter as in the Loan Agreement.

         Schedule A annexed hereto sets forth the outstanding principal amount and accrued but unpaid interest as of the date hereof owed by the Borrower to each Lender. Such schedule shall be amended to reflect additional accrued interest if the Transaction is not completed on July 15, 1999.

         We have advised you that Visible Genetics Inc. (the "Company") and E.M. Warburg, Pincus & Co. LLC ("Warburg Pincus") entered into a letter of intent dated July 8, 1999 pursuant to which certain funds affiliated with Warburg, Pincus intend to invest $30 million in the Company in exchange for the issuance by the Company to such funds of (the "Transaction") (i) 30,000 Series A Convertible Preferred Shares with a liquidation value of $30 million which are convertible into common shares of the Company at a conversion price of $11.00 per share (the "Preferred Shares") and (ii) warrants to purchase 1,100,000 common shares of the Company exercisable for four years at a price of $12.60 per share (the "Warrants").

         By signing this letter, each of us hereby agrees as follows:

         1. Effective upon the closing of the Transaction the Loans shall be repaid as follows:

Hilal Capital Management, LLC
July 15, 1999
Page 2


              (a) the full principal amount and all interest owed to each of Highbridge International LLC ("Highbridge") and Leo Holdings, Inc. ("Leo") shall be repaid out of the proceeds of the Transaction and such Lenders shall deliver to the Company, in exchange therefore, the original copies of the notes evidencing such Loans, marked "Paid in Full."

              (b) Each of the Loans outstanding to each Lender other than Highbridge and Leo shall automatically be converted into (i) that number of Preferred Shares allocated to such Lender as set forth on Schedule A; and
     (ii) that number of Warrants allocated to such Lender as set forth on Schedule A, and shall be deemed to be paid in full. The Company shall deliver to such Lenders certificates evidencing such preferred shares and warrants in exchange for the original copies of the promissory notes evidencing such Loans, marked "Paid in Full."

              (c) Concurrent with, and as a condition to, the repayment of the Loans, the Lenders shall execute and deliver to the Borrower or Guarantor in form satisfactory for filing in the appropriate jurisdiction, such termination statements and other instruments as the Borrower and Guarantor shall request terminating any and all Liens in the assets of the Company, the Borrower and any of their respective subsidiaries in favor of Lenders, including but not limited to Liens in patents, trademarks and other intellectual property. To the extent that any such instrument is not executed or delivered at the time of repayment of Loans, the Lenders shall promptly thereafter execute and deliver such instrument to Borrower or Guarantor. Each Lender shall take any other action which Borrower or Guarantor may reasonably request so as to ensure that all Liens in favor of Lenders are released and any recording or other public evidence thereof is extinguished.

              (d) Upon repayment of the Loans as set forth herein, the Loan Agreement and the Guaranty shall be terminated and shall be of no further force and effect.

         2. (a) The Company shall file a registration statement with the Securities and Exchange Commission on or prior to October 30, 1999, covering the common shares issuable upon conversion of the Preferred Shares and exercise the Warrants and shall use its commercially reasonable best efforts to have such registration statement declared effective by the Securities and Exchange Commission on or prior to December 31, 1999.

              (b) The Company hereby agrees that the common shares issuable upon conversion of the Preferred Shares and exercise of the Warrants shall constitute Registrable Securities as such term is defined in the Registration Rights Agreement dated as of April 30, 1998, among the Company and the Lenders (the "Registration Rights Agreement").

Hilal Capital Management, LLC
July 15, 1999
Page 3


                           (c) The Company and the Lenders hereby amend the Registration Rights Agreement by deleting Section 2.2(b) in its entirety and replacing it with a new Section 2(b) annexed as Exhibit A hereto. The Registration Rights Agreement as amended hereby remains in full force and effect.

         3. On the earlier of the date on which the Company or Warburg Pincus have elected not to complete the Transaction or, if the Transaction shall not be completed by September 30, 1999, this Agreement shall be of no further force and effect. If the Transaction is not completed and the Company enters into an alternative equity financing, the Lenders will have the right, at their election, to participate in that Transaction by converting their outstanding Loans on the same basis as the other participants in the Transaction.

         4. (a) This Agreement shall be governed by the laws of the State of New York without giving effect to the principle of conflicts of laws.

              (b) This Agreement constitutes the entire understanding of the parties hereto with respect to this subject matter hereof and supersedes all prior agreements and understanding among such parties with respect to the subject matter hereof.

                [The rest of this page intentionally left blank]

Hilal Capital Management, LLC
July 15, 1999
Page 4

              (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                                      Very truly yours,

                                      VISIBLE GENETICS CORP.

                                      By:
                                         ------------------------------------


                                      VISIBLE GENETICS INC.

                                      By:
                                         ------------------------------------


Agreed and Accepted:

HILAL CAPITAL, LP

By:
   ------------------------------

HILAL CAPITAL QP, LP

By:
   ------------------------------


HILAL CAPITAL INTERNATIONAL, LTD

By:
   ------------------------------


HIGHBRIDGE INTERNATIONAL, LLC

By:
   ------------------------------

Hilal Capital Management, LLC
July 15, 1999
Page 5


HILAL CAPITAL MANAGEMENT LLC, as advisor to Leo Holdings, Inc.

By:
   ------------------------------


C.J. PARTNERS, L.P.

By:
   ------------------------------

                                   SCHEDULE A

                                                               INTEREST                                NUMBER OF
                                             PRINCIPAL      AMOUNT OF LOAN      TOTAL PRINCIPAL         SERIES A         NUMBER OF
LENDER                                    AMOUNT OF LOAN    THROUGH 7/15/99      AND INTEREST       PREFERRED SHARES     WARRANTS
----------------------------------------------------------------------------------------------------------------------------------
1.  Hilal Capital, LP                          564,217          12,057              576,274                 571           21,285

2.  Hilal Capital QP, LP                     1,434,136          30,647            1,464,783               1,452           54,088

3.  Hilal Capital International, Ltd.        1,901,647          40,638            1,942,285               1,925           71,725

4.  Highbridge International(1)              3,000,000          64,110            3,064,110

5.  Hilal Capital Management LLC
    advisor to Leo Holdings, Inc.              100,000           2,137              102,137
----------------------------------------------------------------------------------------------------------------------------------
    TOTAL                                    7,000,000         149,589            7,149,589               3,948          147,098
----------------------------------------------------------------------------------------------------------------------------------

                                      TRANCHE A LOAN ISSUED 9/29/98 DUE 7/15/99
---------------------------------------------------------------------------------------------------------------
                          Amt Loaned   2 Day Adj.  Oct, Nov, Dec   Jan, Feb, Mar    Apr, May, June  15 Days/365
Entity                     9/29/98     = 2 days      Interest        Interest          Interest      7/1 - 7/15
------                    ----------   ---------   -------------   -------------    --------------  -----------
HILAL CAPITAL, LP         145,000         79          3,625           3,718             3,811           642
HILAL CAPITAL QP, LP      358,000        196          8,950           9,179             9,408         1,585
HILAL CAPITAL INT'L       497,000        272         12,425          12,742            13,061         2,201
---------------------------------------------------------------------------------------------------------------
TOTAL                   1,000,000        548         25,000          25,639            26,280         4,428
---------------------------------------------------------------------------------------------------------------



TRANCHE A LOAN ISSUED 9/29/98 DUE 7/15/99
---------------------------------------------------
                        TOTAL INTEREST   TOTAL DUE
Entity                   RECEIVABLE       FROM VGI
------                  --------------   ---------
HILAL CAPITAL, LP          11,875           156,875
HILAL CAPITAL QP, LP       27,733           385,733
HILAL CAPITAL INT'L        38,501           535,501
---------------------------------------------------
TOTAL                      78,108         1,078,108
---------------------------------------------------


-------------------------------      ------------------------------------------
    HILAL CAPITAL, LP                   HILAL CAPITAL INTERNATIONAL, LTD
       156,875                                     535,501
WIRE INSTRUCTIONS:                           WIRE INSTRUCTIONS:
Chase Manhattan Bank, N.Y.               Chase Manhattan Bank, N.Y.
   ABA # 021-000-021                         ABA # 021-000-021
F/A/O Goldman Sachs & Co, N.Y.            F/A/O Goldman Sachs & Co, N.Y.
   A/C # 930-1-011483                         A/C # 930-1-011483
F/F/C Hilal Capital, LP                 F/F/C Hilal Capital International, Ltd
   A/C # 002-04545-8                          A/C # 002-04675-3
-------------------------------      ------------------------------------------

-------------------------------
  HILAL CAPITAL QP, LP
       385,733
  WIRE INSTRUCTIONS:
Chase Manhattan Bank, N.Y.
     ABA # 021-000-021
F/A/O Goldman Sachs & Co, N.Y.
    A/C # 930-1-011483
F/F/C Hilal Capital QP, LP
   A/C # 002-04656-3
-------------------------------

                                    EXHIBIT A

         Section 2.2(b) of the Hilal Capital Registration Rights Agreement of April 30,1999, as proposed to be amended;

         (b) PRIORITY IN INCIDENTAL REGISTRATION. If an Incidental Registration involves an Underwritten Offering (on a firm commitment basis), and the sole or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder requesting registration) on or before the date five days prior to the date then scheduled for such offering that, in its opinion, the amount of securities including Registrable Securities) requested to be included in such registration exceeds the amount which can be sold in such offering without materially interfering with the successful marketing of the securities being offered (such writing to state the basis of such opinion and the approximate number of such securities which may be included in such offering without such effect), the Company shall include in such registration, to the extent of the number which the Company is so advised may be included in such offering without such effect, (I) in the case of a registration initiated by the Company, (A) first, the securities that the Company proposed to register for its own account, (B) second, the Registrable Securities requested to be included in such registration by the Holder and THE SECURITIES REQUESTED TO BE INCLUDED IN SUCH REGISTRATION by any other Person who has been granted incidental or piggyback registration rights, allocated PRO RATA in proportion to the number of securities requested to be included in such registration by any Persons initiating such registration, allocated PRO RATA in proportion to the number of securities requested to be included in such registration by each of the, (B) second, the Registrable Securities of any Holder and THE SECURITIES OF any other Persons who have been granted incidental or piggyback registration rights (who have not initiated such registration) requested to be included in such registration statement, allocated pro rata in proportion to the nubmer of securities requested to be inclued in such registration by each of the, (C) THIRD, THE SECURITIES THAT THE COMPANY PROPOSES TO REGISTER FOR ITS OWN ACCOUNT, and (D) fourth, other securities of the Company to be registered on behalf of any other Person; PROVIDED, HOWEVER, that in the event the Company will not, by virtue of this Section 2.2(b), include in any such registration all of the Registrable Securities of any

Holder requested to be included in such registration, such Holder may, upon written notice to the Company given within three days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such registration.